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The right choice for the long termSM

AMCAP Fund

Semi-annual report for the six months ended August 31, 2002

[cover: two children looking at an insect through a magnifying glass]

AMCAP Fund(R)

AMCAP Fund is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

AMCAP Fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated. Here are returns with all distributions reinvested for periods ended September 30, 2002 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

Class A shares                       1 year       5 years        10 years

Average annual compound return           --       +3.76%          +10.21%
Total return                        -19.25%      +20.29%         +164.37%

Sales charges are lower for accounts of $25,000 or more.

Results for other share classes can be found on page 24. Please see inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

Fellow shareholders:

[photograph: two children looking at an insect through a magnifying glass]]

By focusing its investments on companies with superior long-term growth records, and by paying attention to risk, AMCAP Fund has continued to provide a measure of resistance to generally declining stock prices. While the fund's return has been negative for the past 18 months, we believe that it is important in difficult times to maintain a longer perspective. It is helpful to reflect that over the five years ended August 31, a period which encompasses both the upside of the stock market "bubble" as well as this bear market, AMCAP has managed a cumulative positive return of 45.5%. That is five times the 9.0% cumulative return for Standard & Poor's 500 Composite Index, one of several benchmarks against which we measure the fund.

Without question, however, the first six months of the fund's current fiscal year were very difficult. The steep decline of technology, media and telecommunications stocks during the first stage of the bear market spread to the broader market by the spring and summer of 2002. Negative news about accounting irregularities, corporate scandals, increased tensions in the Middle East, and weaker corporate earnings damaged investor confidence. For the six-month period, the value of the fund declined 13.0% while the unmanaged S&P 500, which is comprised of large U.S. company stocks, recorded a decline of 16.6%. The fund's other benchmarks also had double-digit losses for the six-month period. The Lipper Multi-Cap Core Fund Index, which tracks mutual funds that invest in a wide variety of companies of different sizes, declined 15.6%, and Standard & Poor's 400 MidCap Index, which monitors the stocks of medium-sized companies, fell 11.8%. Longer term returns are shown below.

[Begin Sidebar]
Average annual total returns*

                                         1 year              5 years             10 years
                                    9/1/01 - 8/31/02   9/1/97 - 8/31/02      9/1/92 - 8/31/02

AMCAP Fund                               -16.3%               +7.8%               +12.1%
Lipper Multi-Cap Core Fund Index         -17.5                +1.0                 +9.5
S&P 500 Composite Index+                 -18.0                +1.7                +10.4
S&P 400 MidCap Index+                     -9.2                +8.4                +13.7

*With dividends reinvested
+The S&P indexes are unmanaged and do not reflect sales charges, commissions, or expenses. All returns for the S&P assume monthly reinvestment of dividends.


AMCAP's approach to investing -- in all environments -- has been to look beyond short-term trends. We search for investment opportunities in companies with such attributes as strong management, effective customer service, a sustainable competitive edge, participation in a growing market and a history of above-average earnings and revenue increases. The fund's in-depth research and company-by-company stock selection is never more important than in these challenging times.

What hurt the fund's results

That said, the breadth of the market's decline in recent months has affected stocks even of many companies with solid long-term records. In the six months ending August 31, technology, media and telecommunications companies fell sharply in the downturn along with some other firms that had also been significant contributors in past periods. Among the losers were AOL Time Warner, the media and communications conglomerate (-49.0%), and Interpublic Group, parent company of several large global advertising agencies (-33.0%), both of which were affected by weak demand for advertising. After a long period of strong stock price growth, Concord EFS, a provider of ATM and electronic transaction processing services, fell 32.0%, reflecting its lower earnings projections for the year. Capital One Financial, one of the largest U.S. credit card issuers, declined 27.6%. The company agreed with regulators to boost reserves and institute infrastructure reforms to deal with its high rate of growth, especially in the subprime credit card market.

What helped the fund's results

A mix of companies in a variety of industries helped the fund during the six-month period. They included Big Lots, the largest closeout retailer in the U.S. (+33.7%); M&T Bancorp. (+12.2%) and Wells Fargo (+11.3%), both banking concerns; AutoZone, a major retailer of automotive parts and accessories (+9.0%), and eBay, the largest online Internet auction company (+8.7%). Kohl's, a top retailer of moderately priced clothing, accessories and housewares (+3.0%), was the only one of the fund's ten largest holdings to show a positive return in the period, although most were off less than the overall market.

Reflecting our caution in this market and patience in looking for opportunities, a generous holding of interest-bearing cash and short-term securities helped the fund weather the market decline. At the end of the six-month period, AMCAP had 28.5% of its portfolio in such short-term investments.

The fund paid a capital gain distribution of 9.6 cents a share during the six months, and it expects to pay at most a nominal capital gain distribution on December 5. AMCAP's basic philosophy of investing in quality growth companies at reasonable prices and holding them for the long-term keeps turnover low, limiting the amount of gains realized in any one period. Careful portfolio management means, however, that securities will be sold when it is appropriate for investment reasons.

Corporate governance issues and AMCAP Fund

With the continuing publicity about corporate scandals in mind, we want to reassure shareholders that we have always focused on issues of corporate leadership and integrity as we conduct our own thorough investment research. We build a relationship with corporate management of the fund holdings that involves frequent in-person dialogue, including discussions of matters involving shareholders' best interests. We have a long-standing process in place to ensure in-depth consideration of our proxy votes, which we frequently cast against management on particular matters. We are also active through an industry institute in defending investor interests.

Looking to the future

We are optimistic about the long-term future of the quality growth companies our portfolio counselors and analysts carefully select. However, we caution shareholders that it is highly unlikely that we will see a return any time soon to the strong double-digit returns of the late 1990s posted by AMCAP and the S&P
500. Over the past 75 years, the average return for stocks has been a little over 10%. History suggests that high expectations caused by "bubble optimism" often take years to readjust back to realistic levels, and sometimes the market has fallen to overly pessimistic levels before returning to normal valuations.

Returning to the point made at the opening of this letter, we believe that a good measure of a fund's relative success is how it does over a full market cycle -- that is either from peak to peak or trough to trough. Measuring from the U.S. stock market low of August 31, 1998 to the most recent low October 9, AMCAP recorded a cumulative total return of +15.9%, in contrast to a loss of 14.3% for the S&P 500. We certainly don't anticipate such a margin of difference going forward, but we think those numbers reinforce again the importance of maintaining a long-term perspective on your investment portfolio.

We thank you for your support.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President


AMCAP Fund
Financial statements
[pie chart]

                                 Percent of
Industry diversification         net assets


Commercial services & supplies          8.27 %
Media                                   7.18
Diversified financials                  6.20
Semiconductor equipment & products      4.12
Health care equipment & supplies        3.91
Other industries                       41.86
Cash & equivalents                     28.46

[end pie chart]


Amcap Fund, Inc.
Investment portfolio, August 31, 2002       unaudited



                                                                                          Market
                                                                        Shares or          value
Equity securities (common and convertible preferred stocks)      principal amount          (000)

COMMERCIAL SERVICES & SUPPLIES  -  8.27%
Concord EFS, Inc.  (1)                                                  5,500,000       $112,255
Avery Dennison Corp.                                                    1,744,200        110,094
Robert Half International Inc.  (1)                                     5,200,000         90,064
Sabre Holdings Corp., Class A  (1)                                      2,400,000         64,584
DeVry Inc.  (1)                                                         2,517,500         45,340
Ceridian Corp.  (1)                                                     2,400,000         38,568
Paychex, Inc.                                                           1,600,000         37,440
Pitney Bowes Inc.                                                         975,000         35,344
Education Management Corp.  (1)                                           500,000         20,655
ServiceMaster Co.                                                       1,700,000         18,904
Apollo Group, Inc., Class A  (1)                                          450,000         18,823
Ionics, Inc.  (1)                                                         354,200          7,846
First Data Corp.                                                          194,600          6,762
Equifax Inc.                                                              250,000          5,820


MEDIA  -  7.18%
Viacom Inc., Class B, nonvoting  (1)                                    4,512,400        183,655
Interpublic Group of Companies, Inc.                                    5,945,300        108,383
AOL Time Warner Inc.  (1)                                               8,147,500        103,066
Clear Channel Communications, Inc.  (1)                                 2,196,500         75,076
Comcast Corp., Class A, special stock, nonvoting  (1)                   2,500,000         59,575
Liberty Media Corp., Class A  (1)                                         252,600          2,112


DIVERSIFIED FINANCIALS  -  6.20%
Fannie Mae                                                              2,231,000        169,065
Capital One Financial Corp.                                             3,501,800        124,909
SLM Corp. (formerly USA Education Inc.)                                 1,100,000        100,815
Freddie Mac                                                             1,000,000         64,100


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  4.12%
Applied Materials, Inc.  (1)                                            5,650,000         75,484
Texas Instruments Inc.                                                  3,250,000         64,025
Maxim Integrated Products, Inc.  (1)                                    1,350,000         42,673
Linear Technology Corp.                                                 1,300,000         34,086
Altera Corp.  (1)                                                       2,600,000         27,846
Xilinx, Inc.  (1)                                                       1,000,000         19,320
Analog Devices, Inc.  (1)                                                 650,000         15,665
KLA-Tencor Corp.  (1)                                                     400,000         13,148
PMC-Sierra, Inc.  (1)                                                   1,856,000         12,992


HEALTH CARE EQUIPMENT & SUPPLIES  -  3.91%
Medtronic, Inc.                                                         2,560,000        105,421
Guidant Corp.  (1)                                                      2,213,300         81,449
Applera Corp. - Applied Biosystems Group                                3,630,900         71,928
Becton, Dickinson and Co.                                               1,000,000         30,530


PHARMACEUTICALS  -  3.35%
Eli Lilly and Co.                                                       1,395,000         80,980
Medicis Pharmaceutical Corp., Class A  (1)                              1,370,000         60,896
Pfizer Inc                                                              1,218,200         40,298
Merck & Co., Inc.                                                         500,000         25,260
Schering-Plough Corp.                                                     800,000         18,464
Forest Laboratories, Inc.  (1)                                            230,000         16,790
Bristol-Myers Squibb Co.                                                  225,000          5,614


MULTILINE RETAIL  -  3.19%
Kohl's Corp.  (1)                                                       1,840,000        128,285
Dollar General Corp.                                                    6,728,500        100,793
Big Lots, Inc.  (1)                                                       433,500          7,304


SPECIALTY RETAIL  -  2.78%
Lowe's Companies, Inc.                                                  2,920,000        120,830
Gap, Inc.                                                               3,880,000         45,512
AutoZone, Inc.  (1)                                                       300,000         21,705
Staples, Inc.  (1)                                                      1,250,000         17,375


INSURANCE  -  2.40%
American International Group, Inc.                                      1,868,750        117,358
Mercury General Corp.                                                     700,000         31,500
Reinsurance Group of America, Inc.                                      1,000,000         28,550


BANKS  -  2.31%
Wells Fargo & Co.                                                       1,700,000         88,723
M&T Bank Corp.                                                            959,230         82,302


SOFTWARE  -  2.13%
Microsoft Corp.  (1)                                                    1,530,000         75,092
National Instruments Corp.  (1)                                         1,412,500         40,044
Intuit Inc.  (1)                                                          500,000         22,315
Macromedia, Inc.  (1)                                                   2,000,000         13,680
Cadence Design Systems, Inc.  (1)                                         500,000          6,735

INTERNET & CATALOG RETAIL  -  2.07%
eBay Inc.  (1)                                                          1,840,000        104,126
USA Interactive (formerly USA Networks, Inc.) (1)                       2,300,000         49,266


HOTELS, RESTAURANTS & LEISURE  -  1.99%
Brinker International, Inc.  (1)                                        1,725,000         47,817
Carnival Corp.                                                          1,725,200         42,216
International Game Technology  (1)                                        625,000         40,425
Papa John's International, Inc.  (1)                                      560,000         16,934


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.78%
Solectron Corp.  (1)                                                   10,140,000         37,721
Jabil Circuit, Inc.  (1)                                                1,737,000         32,499
Sanmina-SCI Corp.  (1)                                                  8,660,000         30,656
Rogers Corp.  (1)                                                         750,000         20,625
Tech Data Corp.  (1)                                                      300,000          9,921


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.71%
CenturyTel, Inc.                                                        2,690,000         72,765
ALLTEL Corp. 7.75% 2005, units                                            800,000         35,256
ALLTEL Corp.                                                              443,500         18,654


TOBACCO  -  1.69%
Philip Morris Companies Inc.                                            2,500,000        125,000


WIRELESS TELECOMMUNICATION SERVICES  -  1.60%
Nextel Communications, Inc., Class A  (1)                               7,600,000         57,836
AT&T Wireless Services, Inc.  (1)                                      11,100,000         54,834
Western Wireless Corp., Class A  (1)                                    2,075,000          5,810


COMMUNICATIONS EQUIPMENT  -  1.36%
Cisco Systems, Inc.  (1)                                                7,279,300        100,600


HEALTH CARE PROVIDERS & SERVICES  -  1.32%
WellPoint Health Networks Inc.  (1)                                       800,000         59,496
IMS Health Inc.                                                         2,200,000         38,280


MULTI-UTILITIES & UNREGULATED POWER  -  1.29%
Duke Energy Corp.                                                       2,499,000         67,048
Calpine Corp.  (1)                                                      5,750,000         28,060


AIRLINES  -  1.06%
Southwest Airlines Co.                                                  5,513,400         78,345


PERSONAL PRODUCTS  -  1.03%
Avon Products, Inc.                                                     1,560,000         76,034


COMPUTERS & PERIPHERALS  -  0.84%
International Business Machines Corp.                                     300,000         22,614
Lexmark International, Inc., Class A  (1)                                 463,300         21,868
EMC Corp.  (1)                                                          1,500,000         10,140
Electronics for Imaging, Inc.  (1)                                        525,000          7,891


OFFICE ELECTRONICS  -  0.84%
Zebra Technologies Corp., Class A  (1)                                  1,150,000         62,434


INTERNET SOFTWARE & SERVICES  -  0.77%
Yahoo! Inc.  (1)                                                        3,155,600         32,471
VeriSign, Inc.  (1)                                                     3,425,000         24,592


ENERGY EQUIPMENT & SERVICES  -  0.72%
Schlumberger Ltd.                                                       1,240,000         53,580


FOOD & DRUG RETAILING  -  0.71%
Walgreen Co.                                                            1,000,000         34,750
Albertson's, Inc.                                                         700,000         18,004


CHEMICALS  -  0.66%
Cambrex Corp.                                                           1,270,000         48,654


IT CONSULTING & SERVICES  -  0.38%
Computer Sciences Corp.  (1)                                              760,000         27,991


BIOTECHNOLOGY  -  0.35%
Genentech, Inc.  (1)                                                      800,000         26,232


TEXTILES, APPAREL & LUXURY GOODS  -  0.18%
NIKE, Inc., Class B                                                       300,000         12,954


Miscellaneous  -  3.35%
Other equity securities in initial period of acquisition                                 248,254

Total equity securities (cost: $5,326,631,000)                                         5,296,880


                                                                        Principal         Market
                                                                           amount          value
Short-term securities                                                       (000)          (000)

Corporate short-term notes  -  17.92%
Pfizer Inc 1.71%-1.73% due 9/4-10/2/2002 (2)                              $88,300        $88,231
ChevronTexaco Corp. 1.70%-1.75% due 9/23-10/21/2002                        75,000         74,856
IBM Credit Corp. 1.74% due 9/4-9/19/2002                                   72,700         72,652
Coca-Cola Co. 1.67%-1.74% due 9/10-9/27/2002                               51,700         51,644
Executive Jet Inc. 1.70%-1.75% due 9/12-10/10/2002 (2)                     50,100         50,029
Gannett Co. 1.74%-1.75% due 9/3/2002 (2)                                   50,000         49,993
FCAR Owner Trust I 1.73%-1.74% due 9/11-9/13/2002                          50,000         49,971
Citicorp 1.70%-1.78% due 9/10-9/18/2002                                    50,000         49,965
American Express Credit Corp. 1.74%-1.75% due 9/6-9/24/2002                50,000         49,964
AIG Funding, Inc. 1.72%-1.75% due 9/9-9/23/2002                            50,000         49,961
Pitney Bowes Inc. 1.70%-1.74% due 9/16-9/17/2002                           50,000         49,961
Edison Asset Securitization LLC 1.72%-1.78% due 9/6-10/22/2002             50,000         49,945
Schlumberger Technology Corp. 1.70%-1.72% due 9/23-9/24/2002 (2            50,000         49,944
Caterpillar Financial Services Corp. 1.70%-1.71% due 9/27/2002             50,000         49,936
Exxon Asset Management Co. 1.72% due 10/3/2002 (2)                         50,000         49,921
General Dynamics Corp. 1.70%-1.73% due 9/30-11/1/2002 (2)                  50,000         49,899
Abbott Laboratories 1.71% due 10/17/2002 (2)                               50,000         49,888
Wells Fargo & Co. 1.71%-1.75% due 9/19-9/27/2002                           49,800         49,746
Archer Daniels Midland Co. 1.75%-1.78% due 9/10-10/16/2002 (2)             42,500         42,427
Household Finance Corp. 1.72% due 9/18/2002                                41,000         40,965
New Center Asset Trust 1.74%-1.77% due 9/17-10/1/2002                      39,200         39,158
Wal-Mart Stores, Inc. 1.72%-1.73% due 9/10/2002 (2)                        35,000         34,983
E.I. DuPont de Nemours & Co. 1.66%-1.73% due 9/17-9/23/2002                35,000         34,967
Medtronic Inc. 1.70%-1.75% due 10/21-10/31/2002 (2)                        35,000         34,908
Harvard University 1.74%-1.75% due 9/9-9/10/2002                           30,000         29,987
Johnson & Johnson 1.75% due 10/30/2002 (2)                                 28,500         28,416
Merck & Co. Inc. 1.71% due 9/20/2002                                       25,000         24,976
Colgate-Palmolive Co. 1.72%-1.73% due 9/5-9/27/2002 (2)                    15,000         14,992
Golden Peanut Co., LLC 1.73%-1.74% due 9/20-10/11/2002                     15,000         14,980


Federal agency discount notes  -  9.36%
Fannie Mae 1.62%-1.74% due 9/11-11/20/2002                                322,368        321,696
Federal Home Loan Banks 1.62%-1.74% due 9/13-11/13/2002                   202,400        201,976
Freddie Mac 1.67%-1.75% due 9/5-10/31/2002                                168,966        168,796


U.S. Treasuries  -  0.81%
U.S. Treasury Bills 1.615%-1.68% due 10/17-11/14/2002                      59,700         59,533

Total short-term securities (cost: $2,079,287,000)                                     2,079,266


Total investment securities (cost: $7,405,918,000)                                    $7,376,146
Excess of cash and receivables over payables                                              27,604

Net assets                                                                            $7,403,750

(1) Non-income-producing security.
(2) Restricted security that can be resold only to institutional investors.
    In practice, this security is as liquid as unrestricted securities in the portfolio.

See Notes to Financial Statements



Statement of assets and liabilities                                                                                  unaudited
at August 31, 2002
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market:
  (cost: $7,405,918)                                                                                                $7,376,146
 Cash                                                                                                                      180
 Receivables for:
  Sales of investments                                                                         $5,402
  Sales of fund's shares                                                                       44,354
  Dividends and interest                                                                        4,983                   54,739
                                                                                                                     7,431,065
Liabilities:
 Payables for:
  Purchases of investments                                                                     12,957
  Repurchases of fund's shares                                                                  7,408
  Investment advisory services                                                                  2,223
  Services provided by affiliates                                                               3,976
  Deferred Directors' compensation                                                                741
  Other fees and expenses                                                                          10                   27,315
Net assets at August 31, 2002                                                                                       $7,403,750

Net assets consist of:
 Capital paid in on shares of capital stock                                                                         $7,482,328
 Undistributed net investment income                                                                                     6,124
 Accumulated net realized loss                                                                                         (54,930)
 Net unrealized depreciation                                                                                           (29,772)
Net assets at August 31, 2002                                                                                       $7,403,750

Total authorized capital stock - 750,000 shares, $1.00 par value
                                                                   Net assets      Shares outstanding Net asset value per share
                                                                                                                            (1)
Class A                                                            $6,644,959                 503,159                   $13.21
Class B                                                               242,428                  18,636                    13.01
Class C                                                               203,242                  15,683                    12.96
Class F                                                               219,169                  16,646                    13.17
Class 529-A                                                            23,695                   1,795                    13.20
Class 529-B                                                             6,911                     526                    13.14
Class 529-C                                                             8,534                     649                    13.14
Class 529-E                                                             1,422                     108                    13.18
Class R-1                                                                 147                      11                    13.19
Class R-2                                                               1,839                     139                    13.18
Class R-3                                                               1,709                     129                    13.20
Class R-4                                                                  79                       6                    13.21
Class R-5                                                              49,616                   3,754                    13.22

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $14.02 and $14.01, respectively.


See Notes to Financial Statements


Statement of operations
for the six months ended August 31, 2002
Investment income:                                                                                                   unaudited
 Income:                                                                       (dollars in thousands)
  Dividends                                                                                   $21,228
  Interest                                                                                     18,307                  $39,535

 Fees and expenses:
  Investment advisory services                                                                 14,255
  Distribution services                                                                        11,486
  Transfer agent services                                                                       4,710
  Administrative services                                                                         394
  Reports to shareholders                                                                         250
  Registration statement and prospectus                                                           515
  Postage, stationery and supplies                                                                616
  Directors' compensation (see Note 3 on page 19)                                                 (49)
  Auditing and legal                                                                               65
  Custodian                                                                                        64
  State and local taxes                                                                           112
  Other                                                                                             7
  Total expenses before waiver                                                                 32,425
   Expenses waived                                                                                  1                   32,424
 Net investment income                                                                                                   7,111

Net realized loss and unrealized depreciation on investments:
 Net realized loss on investments                                                                                      (54,615)
 Net unrealized depreciation on investments                                                                         (1,065,386)
   Net realized loss and unrealized depreciation on investments                                                     (1,120,001)
Net decrease in net assets resulting from operations                                                                (1,112,890)



See Notes to Financial Statements





Statement of changes in net assets
                                                                               (dollars in thousands)
                                                                                           Six months               Year ended
                                                                                     ended August 31,             February 28,
                                                                                                2002*                    2,002
Operations:
 Net investment income                                                                         $7,111                  $42,224
 Net realized (loss) gain on investments                                                      (54,615)                 127,310
 Net unrealized depreciation on investments                                                (1,065,386)                (739,189)
  Net decrease in net assets resulting from operations                                     (1,112,890)                (569,655)

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                                              -                  (40,091)
  Distributions from net realized gain
   on investments                                                                             (52,722)                (316,801)
    Total dividends and distributions paid
     to shareholders                                                                          (52,722)                (356,892)

Capital share transactions                                                                    795,189                1,242,769

Total (decrease) increase in net assets                                                      (370,423)                 316,222

Net assets:
 Beginning of period                                                                        7,774,173                7,457,951
 End of period (including
  undistributed net investment income and distributions in excess of net investment income: $6,124 and $(824),
  respectively)                                                                            $7,403,750               $7,774,173

*Unaudited

See Notes to Financial Statements

Notes to financial statements


1. Organization and significant accounting policies

Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 5.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F*
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------
* As of August 31, 2002, there were no Class 529-F shares outstanding.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; expenses deferred for tax purposes; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2002, the cost of investment securities for federal income tax purposes was $7,406,242,000.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                           (dollars in
                                           thousands)
Undistributed net investment income                  $6,865
Accumulated short-term capital losses              (35,167)
Accumulated long-term capital losses
                                                   (19,439)
Gross unrealized appreciation
                                                  1,175,774
Gross unrealized depreciation                   (1,205,870)

The tax character of distributions paid was as follows (dollars in thousands):

October 11, 2002

Six months ended August 31, 2002

                                 Distributions from ordinary income
Share class                            Net investment income Short-term capital gains
Class A                                                    -                       -
Class B                                                    -                       -
Class C                                                    -                       -
Class F                                                    -                       -
Class 529-A(1)                                             -                       -
Class 529-B(1)                                             -                       -
Class 529-C(1)                                             -                       -
Class 529-E(1)                                             -                       -
Class R-2(2)                                               -                       -
Class R-3(2)                                               -                       -
Class R-4(2)                                               -                       -
Class R-5(2)                                               -                       -
Total                                                      -                       -

Year ended February 28, 2002
                                 Distributions from ordinary income
Share class                            Net investment income Short-term capital gains
Class A                                              $39,097                       -
Class B                                                  286                       -
Class C(3)                                               228                       -
Class F(3)                                               480                       -
Total                                                $40,091                       -

Share class                      Distributions from long-term capital gain  Total distributions paid
Class A                                                           $48,179                    $48,179
Class B                                                             1,604                      1,604
Class C                                                             1,271                      1,271
Class F                                                             1,312                      1,312
Class 529-A(1)                                                        121                        121
Class 529-B(1)                                                         36                         36
Class 529-C(1)                                                         43                         43
Class 529-E(1)                                                          7                          7
Class R-2(2)                                                            1                          1
Class R-3(2)                                                           -*                         -*
Class R-4(2)                                                           -*                         -*
Class R-5(2)                                                          148                        148
Total                                                             $52,722                    $52,722

Year ended February 28, 2002

Share class                      Distributions from long-term capital gain  Total distributions paid
Class A                                                          $310,752                   $349,849
Class B                                                             3,626                      3,912
Class C(3)                                                          1,165                      1,393
Class F(3)                                                          1,258                      1,738
Total                                                            $316,801                   $356,892



*Amount less than one thousand.
(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.310% on such assets in excess of $8 billion. For the six months ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.357% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits.


         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $412,000 for Class A. There were no unreimbursed expenses which remain subject to reimbursement for Class 529-A.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these funds. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the six months ended August 31, 2002, were as follows (dollars in thousands):

         ----------------------------------------------------------------------
           Share class     Distribution    Transfer agent     Administrative
                             services         services           services
         ----------------------------------------------------------------------
             Class A          $9,209           $4,544         Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class B           1,126             166          Not applicable
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
             Class C            855                                $168





                                              Included
                                                 in
                                           administrative
                                              services
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
             Class F            229                                182
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-A          18                                  19
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-B           20                                 7
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-C           25                                 7
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
           Class 529-E           2                                  1
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-1           -*                                  -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-2            1                                  1
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-3            1                                  1
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-4           -*                                  -*
         ---------------------------------                  -------------------
         ---------------------------------                  -------------------
            Class R-5     Not applicable                             8
         ----------------------------------------------------------------------
         * Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation during the six months ended August 31, 2002, includes $78,000 in current fees (either paid in cash or deferred), and $127,000, representing the net decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.


4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Six months ended August 31, 2002

Share class                                   Sales(1)                          Reinvestments of  distributions
                                                Amount           Shares                                  Amount    Shares
Class A                                       $899,055           60,572                                 $45,708     3,214
Class B                                        124,068            8,459                                   1,558       112
Class C                                        136,565            9,369                                   1,230        88
Class F                                        153,258           10,590                                   1,170        82
Class 529-A(2)                                  26,156            1,761                                     121         8
Class 529-B(2)                                   7,739              520                                      36         3
Class 529-C(2)                                   9,586              647                                      43         3
Class 529-E(2)                                   1,587              108                                       7        -*
Class R-1(3)                                       158               11                                       -         -
Class R-2(3)                                     1,933              147                                      -*        -*
Class R-3(3)                                     1,807              136                                      -*        -*
Class R-4(3)                                        77                6                                      -*        -*
Class R-5(3)                                    54,359            3,808                                     148        10
Total net increase (decrease) in fund       $1,416,348           96,134                                 $50,021     3,520

                                             Repurchases(1)           Net increase
                                                     Amount    Shares        Amount    Shares
Class A                                         ($596,852)  (41,831)     $347,911    21,955
Class B                                           (19,724)   (1,442)      105,902     7,129
Class C                                           (16,411)   (1,209)      121,384     8,248
Class F                                           (36,486)   (2,631)      117,942     8,041
Class 529-A(2)                                       (366)      (28)       25,911     1,741
Class 529-B(2)                                        (73)       (5)        7,702       518
Class 529-C(2)                                       (121)       (9)        9,508       641
Class 529-E(2)                                         (4)       -*         1,590       108
Class R-1(3)                                           (4)       -*           154        11
Class R-2(3)                                         (100)       (8)        1,833       139
Class R-3(3)                                          (91)       (7)        1,716       129
Class R-4(3)                                           -*        -*            77         6
Class R-5(3)                                         (948)      (64)       53,559     3,754
Total net increase (decrease) in fund           ($671,180)  (47,234)     $795,189    52,420


Year ended February 28, 2002
Share class                                   Sales(1)                  Reinvestments of dividends and distributions
                                                Amount           Shares                                  Amount    Shares
Class A                                     $1,390,170           85,936                                $328,360    19,637
Class B                                        154,318            9,654                                   3,789       229
Class C(4)                                     120,095            7,600                                   1,336        81
Class F(4)                                     148,673            9,290                                   1,607        97
Class 529-A(2)                                     820               54                                       -         -
Class 529-B(2)                                     122                8                                       -         -
Class 529-C(2)                                     123                8                                       -         -
Total net increase (decrease) in fund       $1,814,321          112,550                                $335,092    20,044

*Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.

                                               Repurchases(1)           Net increase
                                                    Amount    Shares        Amount    Shares
Class A                                         ($878,684)  (54,504)     $839,846    51,069
Class B                                           (12,276)     (780)      145,831     9,103
Class C(4)                                         (3,787)     (246)      117,644     7,435
Class F(4)                                        (11,896)     (782)      138,384     8,605
Class 529-A(2)                                         (1)       -*           819        54
Class 529-B(2)                                         -*        -*           122         8
Class 529-C(2)                                         -*        -*           123         8
Total net increase (decrease) in fund           ($906,644)  (56,312)   $1,242,769    76,282





5. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of August 31, 2002, the total value of restricted securities was $593,576,000, which represents 8.02% of the net assets of the fund.

6. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $876,487,000 and $430,423,000, respectively, during the six months ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended August 31, 2002, the custodian fee of $64,000 includes $2,000 that was offset by this reduction, rather than paid in cash.



Financial Highlights                        (1)

                                                           Income from investment operations(3)
                                                                                                   Net
                                                Net asset                                 (losses)gains
                                                    value,                Net             on securities Total from
                                                 beginning          investment           (both realized  investment
                                                 of period       income (loss)          and unrealized)  operations
Class A:
 Six months ended 8/31/2002                 (2)     $15.29               $0.02                   ($2.00)     ($1.98)
 Year ended 2/28/2002                                17.24                0.09                    (1.24)      (1.15)
 Year ended 2/28/2001                                19.00                0.22                     0.38        0.60
 Year ended 2/29/2000                                17.84                0.13                     3.61        3.74
 Year ended 2/28/1999                                16.93                0.12                     3.21        3.33
 Year ended 2/28/1998                                14.60                0.10                     4.80        4.90
Class B:
 Six months ended 8/31/2002                 (2)      15.12               (0.04)                   (1.97)      (2.01)
 Year ended 2/28/2002                                17.14               (0.04)                   (1.23)      (1.27)
 Period from 3/15/2000 to 2/28/2001                  19.06                0.09                     0.31        0.40
Class C:
 Six months ended 8/31/2002                 (2)      15.07               (0.04)                   (1.97)      (2.01)
 Period from 3/15/2001 to 2/28/2002                  16.50               (0.07)                   (0.59)      (0.66)
Class F:
 Six months ended 8/31/2002                 (2)      15.25                0.01                    (1.99)      (1.98)
 Period from 3/16/2001 to 2/28/2002                  16.34                0.05                    (0.33)      (0.28)
Class 529-A:
 Six months ended 8/31/2002                 (2)      15.29                0.01                    (2.00)      (1.99)
 Period from 2/15/2002 to 2/28/2002                  15.48                0.01                    (0.20)      (0.19)
Class 529-B:
 Six months ended 8/31/2002                 (2)      15.28               (0.04)                   (2.00)      (2.04)
 Period from 2/19/2002 to 2/28/2002                  15.21                   - (4)                 0.07        0.07
Class 529-C:
 Six months ended 8/31/2002                 (2)      15.28               (0.04)                   (2.00)      (2.04)
 Period from 2/19/2002 to 2/28/2002                  15.21                   - (4)                 0.07        0.07
Class 529-E:
 Period from 3/7/2002 to 8/31/2002          (2)      16.08                   - (4)                (2.80)      (2.80)
Class R-1:
 Period from 6/26/2002 to 8/31/2002         (2)      13.96               (0.01)                   (0.76)      (0.77)
Class R-2:
 Period from 5/21/2002 to 8/31/2002         (2)      15.51                   - (4)                (2.23)      (2.23)
Class R-3:
 Period from 6/4/2002 to 8/31/2002          (2)      15.06                0.01                    (1.77)      (1.76)
Class R-4:
 Period from 5/20/2002 to 8/31/2002         (2)      15.67                0.02                    (2.38)      (2.36)
Class R-5:
 Period from 5/15/2002 to 8/31/2002         (2)      15.72                0.02                    (2.42)      (2.40)




                                                       Dividends and distributions

                                                 Dividends
                                                 (from net    Distributions
                                                investment    (from capital        Total
                                                   income)          gains) distributions
Class A:
 Six months ended 8/31/2002                              $-          ($0.10)       ($0.10)
 Year ended 2/28/2002                                 (0.09)          (0.71)        (0.80)
 Year ended 2/28/2001                                 (0.10)          (2.26)        (2.36)
 Year ended 2/29/2000                                 (0.10)          (2.48)        (2.58)
 Year ended 2/28/1999                                 (0.13)          (2.29)        (2.42)
 Year ended 2/28/1998                                 (0.10)          (2.47)        (2.57)
Class B:
 Six months ended 8/31/2002                               -           (0.10)        (0.10)
 Year ended 2/28/2002                                 (0.04)          (0.71)        (0.75)
 Period from 3/15/2000 to 2/28/20                     (0.06)          (2.26)        (2.32)
Class C:
 Six months ended 8/31/2002                               -           (0.10)        (0.10)
 Period from 3/15/2001 to 2/28/20                     (0.06)          (0.71)        (0.77)
Class F:
 Six months ended 8/31/2002                               -           (0.10)        (0.10)
 Period from 3/16/2001 to 2/28/20                     (0.10)          (0.71)        (0.81)
Class 529-A:
 Six months ended 8/31/2002                               -           (0.10)        (0.10)
 Period from 2/15/2002 to 2/28/20                         -               -             -
Class 529-B:
 Six months ended 8/31/2002                               -           (0.10)        (0.10)
 Period from 2/19/2002 to 2/28/20                         -               -             -
Class 529-C:
 Six months ended 8/31/2002                               -           (0.10)        (0.10)
 Period from 2/19/2002 to 2/28/20                         -               -             -
Class 529-E:
 Period from 3/7/2002 to 8/31/200                         -           (0.10)        (0.10)
Class R-1:
 Period from 6/26/2002 to 8/31/20                         -               -             -
Class R-2:
 Period from 5/21/2002 to 8/31/20                         -           (0.10)        (0.10)
Class R-3:
 Period from 6/4/2002 to 8/31/200                         -           (0.10)        (0.10)
Class R-4:
 Period from 5/20/2002 to 8/31/20                         -           (0.10)        (0.10)
Class R-5:
 Period from 5/15/2002 to 8/31/20                         -           (0.10)        (0.10)



                                                                              Ratio of             Ratio of
                                   Net asset               Net assets,         expenses      net income (loss)
                                   value, end      Total  end of period      to average           to average
                                    of period   return(5) (in millions)      net assets           net assets
Class A:
 Six months ended 8/31/2002            $13.21    (13.02)%       $6,645             0.77% (7)            0.22% (7)
 Year ended 2/28/2002                   15.29       (7.08)       7,356             0.71                 0.58
 Year ended 2/28/2001                   17.24        3.03        7,417             0.67                 1.18
 Year ended 2/29/2000                   19.00       22.30        7,270             0.68                 0.72
 Year ended 2/28/1999                   17.84       21.07        5,939             0.67                 0.70
 Year ended 2/28/1998                   16.93       36.97        4,891             0.68                 0.62
Class B:
 Six months ended 8/31/2002             13.01      (13.37)         242             1.54  (7)           (0.54) (7)
 Year ended 2/28/2002                   15.12       (7.82)         174             1.49                (0.27)
 Period from 3/15/2000 to 2/28/20       17.14        1.93           41             1.47  (7)            0.50  (7)
Class C:
 Six months ended 8/31/2002             12.96      (13.41)         203             1.59  (7)           (0.58) (7)
 Period from 3/15/2001 to 2/28/20       15.07       (4.44)         112             1.61  (7)           (0.46) (7)
Class F:
 Six months ended 8/31/2002             13.17      (13.05)         219             0.83  (7)            0.18  (7)
 Period from 3/16/2001 to 2/28/20       15.25       (2.12)         131             0.84  (7)            0.31  (7)
Class 529-A:
 Six months ended 8/31/2002             13.20      (13.09)          24             0.91  (7)            0.16  (7)
 Period from 2/15/2002 to 2/28/20       15.29       (1.23)           1             0.03                 0.03
Class 529-B:
 Six months ended 8/31/2002             13.14      (13.42)           7             1.72  (7)           (0.64) (7)
 Period from 2/19/2002 to 2/28/20       15.28        0.46            -  (6)        0.04                    -  (9)
Class 529-C:
 Six months ended 8/31/2002             13.14      (13.36)           9             1.70  (7)           (0.62) (7)
 Period from 2/19/2002 to 2/28/20       15.28        0.46            -  (6)        0.04                    -  (9)
Class 529-E:
 Period from 3/7/2002 to 8/31/200       13.18      (17.48)           1             0.56                (0.03)
Class R-1:
 Period from 6/26/2002 to 8/31/20       13.19       (5.52)           -  (6)        0.29  (8)           (0.07)
Class R-2:
 Period from 5/21/2002 to 8/31/20       13.18      (14.45)           2             0.43  (8)           (0.06)
Class R-3:
 Period from 6/4/2002 to 8/31/200       13.20      (11.76)           2             0.28  (8)            0.04
Class R-4:
 Period from 5/20/2002 to 8/31/20       13.21      (15.13)           -  (6)        0.23  (8)            0.14
Class R-5:
 Period from 5/15/2002 to 8/31/20       13.22      (15.34)          50             0.15                 0.18




                                                              August 31,      Year ended February 28 or 29
                                                                 2002(2)        2002        2001            1999          1998

Portfolio turnover rate for all classes of shares                      7%        25%         39%             36%           31%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Unaudited.
(3) Years ended 2000, 1999, and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(4) Amount less than one cent.
(5) Total returns exclude all sales charges, including contingent deferred sales charges.
(6) Amount less than 1 million.
(7) Annualized.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services.  Had CRMC not paid such fees, expense ratios would have been .50%, .51%, .32% and .31% for Class R-1, Class R-2, Class R-3 and Class R-4, respectively.
Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.
(9) Amount less than .01 percent.





Other share class results                unaudited

Class B, Class C, Class F, Class 529 and Class R
Returns for periods ended September 30, 2002 (the most recent calendar quarter):

                                                                               1 year        Life of class

Class B shares
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within
     six years of purchase                                                   -19.15%          -12.01%1
Not reflecting CDSC                                                          -14.97%          -10.83%1

Class C shares
Reflecting CDSC, maximum of 1%, payable
     only if shares are sold within one year
     of purchase                                                             -15.88%          -16.33%2
Not reflecting CDSC                                                          -15.04%          -16.33%2

Class F shares
Not reflecting annual asset-based fee
     charged by sponsoring firm                                              -14.41%          -14.79%3

Class 529 and Class R shares
Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

1Average annual compound return from March 15, 2000, when Class B shares were first sold. 2Average annual compound return from March 15, 2001, when Class C shares were first sold. 3Average annual compound return from March 16, 2001, when Class F shares were first sold.

Offices of the fund and of the investment adviser, Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for
shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent auditors
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in AMCAP Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.06% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American FundsSM]

The right choice for the long termSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

Our unique combination of strengths includes these five factors:

Focus: a long-term approach with attention to risk

Reach: an unparalleled global research effort

Perspective: a unique method of portfolio management

Experience: investment professionals on the job an average of 19 years

Value: a commitment to low operating expenses

29 mutual funds with a consistent philosophy

o  Growth funds
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   SMALLCAP World Fund(R)

o  Growth-and-income funds
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  Equity-income funds
   Capital Income Builder(R)
   The Income Fund of America(R)

o  Balanced fund
   American Balanced Fund(R)

o  Bond funds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  Tax-exempt bond funds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   State-specific tax-exempt funds
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  Money market funds
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. AMCAP-013-1002

Litho in USA AGD/GP/5891

Printed on recycled paper